UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

TX HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-32335	58-2558702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12080 Virginia Blvd., Ashland, Kentucky 41102

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (606) 928-1131

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On June 18, 2014, the Chairman of TX Holdings, Inc., a Georgia corporation (the “Company”), issued a letter to the Company’s shareholders (the “Shareholder Letter”) to outline the status of the Company, its business plans and related matters. A copy of the Shareholder Letter is furnished as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

The information, including without limitation all “forward looking statements,” contained in the Shareholder Letter speaks only as of June 18, 2014.

The information set forth in this Item 7.01 and the Shareholder Letter attached hereto as Exhibit 99.1 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Shareholder Letter contains, and representatives of the Company made, statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other applicable law. All statements other than statements of historical fact included in the Shareholder Letter including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditure, and plans and objectives of management for future operations, are forward looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimates,” “anticipate,” “believe,” “should,” or “plans” or the negative thereof or variations thereon or similar terminology. The Company cannot provide any assurance that such expectations will prove to have been correct. Certain factors, including those factors set forth in the Company’s Securities and Exchange Commission filings, could cause actual results to differ materially from the Company’s expectations. Notwithstanding the above, Section 27A of the Securities Act and Section 21 E of the Exchange Act expressly state that the safe harbor for forwarding looking statements does not apply to companies that issue penny stocks. Because we may from time to time be considered an issuer of penny stock, the safe harbor for forward looking statements under the PSLRA may not be applicable to us at certain times.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Shareholder Letter, dated June 18, 2014, furnished herewith and incorporated herein by reference thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TX HOLDINGS, INC.

Date: June 18, 2014	By:	/s/ William L. Shrewsbury
Chief Executive Officer and Chairman

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